UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 28, 2012

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 First Avenue, Suite 320, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 467-5342

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

Lenco Mobile, Inc. (the "Company") filed a Current Report on Form 8-K (the "Form 8-K") with the Securities and Exchange Commission on March 1, 2012 to report, among other things, the dismissal of its independent registered public accounting firm, SingerLewak LLP ("SingerLewak"), and the engagement of Peterson Sullivan LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. This Amendment No. 1 on Form 8-K/A (this “Amendment”) is filed to clarify the Company's disclosures in the Form 8-K by confirming that that there were no disagreements with SingerLewak on various matters stated below during the period from December 31, 2010 through February 28, 2012, the date of dismissal of SingerLewak. This Amendment is also being filed to furnish the letters provided by SingerLewak with respect to the disclosures in this Amendment and the letter provided by Gruber & Company LLC, the Company's independent registered public accounting firm prior to SingerLewak with respect to the disclosures regarding Gruber in this Amendment. The disclosure contained under Item 5.02 in the Form 8-K is not affected by this Current Report on Form 8-K/A.

Item 4.01.	Changes in Registrant's Certifying Accountant.

On February 28, 2012, Lenco Mobile Inc. (the "Company") dismissed its independent registered public accounting firm, SingerLewak LLP ("SingerLewak"), and engaged Peterson Sullivan LLP ("Peterson Sullivan") to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The dismissal of SingerLewak and the appointment of Peterson Sullivan were approved by the Audit Committee of the Company’s Board of Directors.

Fiscal Year Ended December 31, 2010

SingerLewak was engaged by the Company on October 26, 2010 to serve as the independent registered public accounting firm for fiscal year 2010. SingerLewak's reports on the Company’s consolidated financial statements for the fiscal year ended December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2010, and during the interim period from December 31, 2011 through February 28, 2012, the date of dismissal of SingerLewak, there were no disagreements with SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SingerLewak, would have caused SingerLewak to make reference thereto in its reports on the financial statements of the Company.

During the fiscal year ended December 31, 2010 and during the interim period from December 31, 2011 through February 28, 2012, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided SingerLewak with a copy of the above disclosure and requested that SingerLewak furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether SingerLewak agrees with the above statements. The Company has received the requested letter from SingerLewak, a copy of which is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Fiscal Year Ended December 31, 2009

Prior to engaging SingerLewak in 2010, the Company had engaged Gruber & Company, LLC ("Gruber & Company") as its independent registered public accounting firm for fiscal year 2009. As previously reported in the Company's Current Report on Form 8-K filed October 28, 2010 (the "2010 8-K"), Gruber & Company's report on the Company's consolidated financial statements for the fiscal year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, Gruber & Company's audit report dated April 8, 2010 contained an explanatory paragraph that expressed substantial doubt about the Company’s ability to continue as a going concern. As disclosed in the 2010 8-K, during the fiscal year ended December 31, 2009 and the interim period between December 31, 2009 and October 27, 2010, there were no disagreements between the Company and Gruber & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Gruber & Company’s satisfaction, would have caused Gruber & Company to make reference to the subject matter of the disagreement in connection with its report for such year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

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In connection with the 2010 8-K, the Company provided Gruber & Company with a copy of the disclosures made in the 2010 8-K and requested that Gruber & Company furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with those statements that are related to Gruber & Company, which letter was attached as Exhibit 16.1 to the 2010 8-K.  In connection with this Current Report on Form 8-K/A, the Company provided the above disclosure to Gruber & Company and requested that Gruber & Company furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with those statements that are related to Gruber & Company. The Company will file any such letter by amendment within two business days of its receipt when we receive such a letter.

During the years ended December 31, 2009 and 2010 and during the interim period from December 31, 2011 through February 28, 2012, neither the Company nor anyone on the Company’s behalf consulted Peterson Sullivan regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice of Peterson Sullivan was provided to the Company that Peterson Sullivan concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulations S-K or a "reportable event" as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from SingerLewak LLP
99.1	Press release dated March 1, 2012 (incorporated by reference herein to Exhibit 99.1 to the Company's Current Report on Form 8-K filed on March 1, 2012 [Commission File No. 000-53830])

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

Dated: March 19, 2012	By:	/s/ Chris Dukelow
Chris Dukelow
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from SingerLewak LLP
99.1	Press release dated March 1, 2012 (incorporated by reference herein to Exhibit 99.1 to the Company's Current Report on Form 8-K filed on March 1, 2012 [Commission File No. 000-53830])

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